Fees Summary	Oct. 11, 2024 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 763,945.35
Total Fee Amount	825,057.36
Total Transaction Valuation	5,574,945,495.30
Total Offset Amount	0.00
Net Fee	$ 61,112.01